Asset retirement obligations	12 Months Ended
Dec. 31, 2021
Disclosure of Asset Retirement Obligations [abstract]
Asset retirement obligations
18. Asset retirement obligations

	Turkey	Canada	Greece	Romania	Brazil	Total

At January 1, 2021	$44,816	$12,961	$51,940	$1,661	$—	$111,378
Acquired during the year	—	3,300	—	—	—	3,300
Accretion during the year	608	131	649	24	—	1,412
Revisions to estimate	10,209	(554)	220	11,803	—	21,678
Settlements	(1,039)	—	(1,274)	—	—	(2,313)
At December 31, 2021	$54,594	$15,838	$51,535	$13,488	$—	$135,455
Less: Current portion	—	—	(4,088)	—	—	(4,088)
Long term portion	$54,594	$15,838	$47,447	$13,488	$—	$131,367

Estimated undiscounted amount	$71,404	$18,416	$68,704	$19,062	$—	$177,586

	Turkey	Canada	Greece	Romania	Brazil(1)	Total

At January 1, 2020	$39,196	$12,638	$42,650	$1,533	$—	$96,017
Accretion during the year	753	243	863	34	52	1,945
Revisions to estimate	5,539	80	10,056	94	—	15,769
Settlements	(672)	—	(1,629)	—	—	(2,301)
Disposal	—	—	—	—	(52)	(52)
At December 31, 2020	$44,816	$12,961	$51,940	$1,661	$—	$111,378
Less: Current portion	—	—	(4,701)	—	—	(4,701)
Long term portion	$44,816	$12,961	$47,239	$1,661	$—	$106,677

Estimated undiscounted amount	$56,752	$14,218	$65,564	$2,153	$—	$138,687

(1) The Vila Nova iron ore mine was sold in 2020 and has been presented with discontinued operations (see Note 7).

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of cash flows in respect of the provision is based on the estimated life of the various mining operations. The net increase in the estimate of the obligation in 2021 was mainly due to an update of estimated closure costs for tailings facilities at the Lamaque operations and updates of estimated closure costs at the Efemçukuru mine and Certej project.
18. Asset retirement obligations (continued)
The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Turkey	Canada	Greece	Romania
	%	%	%	%
At December 31, 2021
Inflation rate	1.3 to 1.9	1.5	0.7 to 1.9	1.9
Discount rate	1.3 to 1.9	1.5	0.7 to 1.9	1.9

At December 31, 2020
Inflation rate	0.7 to 1.5	0.9	0.4 to 1.7	1.5
Discount rate	0.7 to 1.5	0.9	0.4 to 1.7	1.5

The discount rate is a risk-free rate based on U.S. Treasury bond rates with maturities commensurate with mining operations and projects under development. U.S. Treasury bond rates have been used for all of the mining operations and projects under development as the liabilities are denominated in U.S. dollars and the majority of the expenditures are expected to be incurred in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on estimated U.S inflation rates.
In relation to the asset retirement obligations in Greece, the Company has the following:
(a)A €50,000 Letter of Guarantee to the Ministry of Environment and Energy and Climate Change ("MEECC") as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Olympias, Stratoni and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. This Letter of Guarantee is renewed annually, expires on July 26, 2026 and has an annual fee of 187 basis points.
(b)A €7,500 Letter of Guarantee to the MEECC for the due and proper performance of the Kokkinolakkas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Olympias, Stratoni and Skouries). The Letter of Guarantee is renewed annually and expires on July 26, 2026. The Letter of Guarantee has an annual fee of 187 basis points.
(c)Restricted cash of $2,614 (2020 - $2,060) relates to an environmental guarantee deposit posted as security for rehabilitation works primarily in relation to the Lamaque mine.